UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2014

E-WASTE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-165863	26-4018362
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 E. Flamingo, #3101, Las Vegas, Nevada 89119 (Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  650-283-2907

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant.

a)    On March 5, 2014, the Board of Directors approved the engagement of RBSM Accountants & Advisors (“RBSM”), as its auditors for eWaste Systems, Inc. (the "Company"). Other than transition matters, the Company and its prior auditors, Malone Bailey have agreed that the Company shall engage RBSM as its auditor for the Company's fiscal year ending December 31, 2013 and thereafter. The decision to change principal accountants was approved by the Board of Directors of the Company.

Malone Bailey was engaged on December 30, 2013 with approval of the Board of Directors and Malone Bailey has been the Company’s auditor since that time.  Malone Bailey has not been an auditor of the company long enough to have filed any reports on behalf of the Company as of this date.

(b)   On March 5, 2014, the Company engaged RBSM as its principal accountant to audit the Company's financial statements as successor to Malone Bailey. During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with the entity of RBSM  regarding the application of accounting principles to a specific transaction,  either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of RBSM  provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of RBSM on any matter that was the subject of a disagreement or a reportable event.

(c)   On March 5, 2014 , the Board of Directors of the Company approved the engagement of RBSM  as financial consultants to audit the consolidated balance sheets of the Company as of December 31, 2013 and 2012, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended.  Based on our audits, we will issue a written report on the Company’s consolidated financial statements and schedules supporting the consolidated financial statements, all of which are to be included in the annual report (Form 10-K) proposed to be filed by the Company under the Securities Exchange Act of 1934.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

(d) EXHIBITS:

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-Waste Systems, Inc.

/s/   Martin Nielson
By:  Martin Nielson
Its:  Chief Executive Officer

Date:   March 6, 2014